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                                                                EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Registration Statement of Chastain Capital Corporation on Form S-11 of our report dated December 17, 1997, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.




DELOITTE & TOUCHE LLP

Atlanta, Georgia
December 18, 1997